                                                                   Exhibit 10.49


SEVENTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT                            FLEET RETAIL FINANCE INC.
                                                            ADMINISTRATIVE AGENT
                                                            AND COLLATERAL AGENT

                                                         As of September 4, 2002

      THIS SEVENTH AMENDMENT is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the August 24, 2000 Loan and Security Agreement (as amended and in effect, the "LOAN AGREEMENT") between

                  Fleet Retail Finance Inc., a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent and as Collateral Agent for the ratable benefit of a syndicate of lenders (defined therein as the "Revolving Credit Lenders"), and

                  The Revolving Credit Lenders

            On the one hand

            and

            The Gymboree Corporation, a Delaware corporation with its principal executive offices at 700 Airport Boulevard, Burlingame, California 94010, as agent for the following and as agent for any other Person which becomes a Borrower as provided in Section 2:2-23 of the Loan
            Agreement:

            The Gymboree Corporation (a Delaware corporation); and Gymboree Manufacturing, Inc., Gymboree Operations, Inc., Gymboree Play Programs, Inc., Gymboree Retail Stores, Inc., The Gymboree Stores, Inc., and Gym-Mark, Inc. (each a California corporation with its principal executive offices at 700 Airport Boulevard, Burlingame, California 94010);

      on the other,

                                   WITNESSETH:

      SECTION 1. CAPITALIZED TERMS: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

      SECTION 2. AMENDMENTS OF LOAN AGREEMENT:

      Subject to the satisfaction of the Conditions to Effectiveness of the Seventh Amendment set forth in Section 4, below, the Loan Agreement is hereby amended as follows:

            a.    Article 1 of the Loan Agreement is hereby amended as follows:

                  i. the definition of "Availability Reserves" is hereby amended by inserting the following at the end thereof:

            (vi)  Daylight Overdraft Reserve.

                  ii. the definition of "Eligible Investments" is hereby deleted in its entirety and the following substituted in its stead:

            "ELIGIBLE INVESTMENTS": Each of the following: (a) Marketable direct or guaranteed obligations of the United States of America or any state thereof which mature within one (1) year from the date of purchase by the Borrower; (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000.00; (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's, and (d) amounts invested by Fleet National Bank on behalf of the Borrowers in money market funds (or similar type funds acceptable to the Administrative Agent) as long as Fleet manages or otherwise retains control of such investments, which investments, in each instance ((a) through (d)), are subject to a prior perfected security interest in favor of the Collateral Agent.


                  iii. The definition of "Revolving Credit Ceiling" is hereby deleted in its entirety, and the following substituted in its stead:

            "REVOLVING CREDIT CEILING": $60,000,000.00, as of the effective date of the Seventh Amendment.

                  iv. by adding the following new definitions thereto:

                  (1) "DAYLIGHT OVERDRAFT RESERVE": Shall mean that amount determined by the Administrative Agent from time to time in its reasonable discretion as being appropriate to cover daylight overdrafts in the Operating Account during the period in which no Revolving Credit Loans remain outstanding. As of the effective date of the Seventh Amendment, the amount of the Daylight Overdraft Reserve shall be $2,000,000.00.

                  (2) "SEVENTH AMENDMENT": Shall mean that certain Seventh Amendment to Loan and Security Agreement dated September 4, 2002 by and among the Borrowers, the Agent and the Revolving Credit Lenders.

            b.    Article 2 of the Loan Agreement is hereby amended as follows:

                  i. Section 2-12 of the Loan Agreement is hereby deleted in its entirety, and the following substituted in its stead:

                  2-12. INTEREST ON REVOLVING CREDIT LOANS: THE PRICING GRID.
            The Eurodollar Margin and the Base Margin shall be determined from the following Pricing Grid. Commencing as of the effective date of the Seventh Amendment, the Eurodollar Margin and the Base Margin shall be established at Tier II. Commencing August 3, 2002, the Eurodollar Margin and the Base Margin shall be set, quarterly, as of the first day of each Fiscal quarter, as provided in the following Pricing Grid:

TIER        AVERAGE AVAILABILITY FOR MOST          EURODOLLAR     BASE MARGIN
            RECENTLY COMPLETED FISCAL QUARTER      MARGIN
I           Equal to or greater than $20 MM        175 Basis      Zero
                                                   Points
II          Equal to or greater than $10MM and     200 Basis      Zero
            less than $20MM                        Points

III         Less than $10 MM                       225 Basis      Zero
                                                   Points

            provided that, for purposes of calculating the Eurodollar Margin and the Base Margin, Average Availability shall be determined without regard to any Daylight Overdraft Reserve established from time to time.

                  ii. Section 6-4 is hereby amended by deleting the second (2nd) sentence therefrom in its entirety, and substituting the following in its stead:

            Provided Availability is not less than $15,000,000.00, Inventory, as reported on the Borrowing Base Certificate, may be rolled forward on a monthly basis. If after giving effect to any request for any loan, credit, advance or financial accommodations under the Revolving Credit, Availability would be less than $15,000,000.00, then prior to the making of such loan, credit, advance or financial accommodation, the Borrowing Base Certificate which the Lead Borrower is required to provide to the Administrative Agent pursuant to this Agreement shall report Inventory rolled forward as of the most recent week end. Further, if Availability shall at any time be less than $15,000,000.00 for three (3) consecutive days, Inventory, as reported on the Borrowing Base Certificate shall be rolled forward on a weekly basis, unless and until the Administrative Agent determines otherwise.

                  iii. Section 6-5 is hereby deleted in its entirety, and the following substituted in its stead:

                        6-5.  INTENTIONALLY OMITTED.

                  iv. Section 6-10(d) is hereby amended by deleting the following from the first (1st) line thereof:

                  Four (4)

                  and substituting the following in its stead:

                  Two (2)

                  v. Section 6-12(b) is hereby deleted in its entirety, and the following substituted in its stead:

                  (b) The Borrowers shall not incur Consolidated Capital
            Expenditures during any fiscal year in excess of $25 Million.

                  vi. EXHIBIT 2:2-24 of the Loan Agreement is amended to read as
      Schedule 2:2-24 annexed hereto and incorporated herein by reference.

      SECTION 3. RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST ANY LENDER:

            (a) Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. The Lead Borrower and each Borrower hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents.

            (b) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Borrower under the Loan Agreement could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Borrower with regard to thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Borrower or any such guarantor has (or ever had) any such claims against the Agent or any Lender, each hereby affirmatively WAIVES and RELEASES the same.

      SECTION 4. CONDITIONS TO EFFECTIVENESS OF SEVENTH AMENDMENT:

            The effectiveness of this Seventh Amendment is conditioned on the satisfaction of each of the following:

            (a) This Seventh Amendment shall have been duly executed and delivered by each of the Borrowers, the Revolving Credit Lenders and the Agents and shall be in full force and effect.

            (b) The Borrowers shall have paid all reasonable attorneys' fees and expenses incurred by the Agents in connection with the preparation, negotiation and execution of this Seventh Amendment.

      SECTION 5. MISCELLANEOUS:

            (a) The parties acknowledge that Back Bay Capital Funding LLC, as Term Lender, has been paid in full and is no longer a party to the Loan Agreement.

            (b) This Seventh Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

            (c) This Seventh Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

            (d) Any determination that any provision of this Seventh Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforce ability of such provision in any other instance, or the validity, legality, or enforce ability of any other provisions of this Seventh Amendment.

            (e) The Borrower shall pay on demand all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Seventh Amendment.

            (f) This Seventh Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts and shall take effect as sealed instrument.

      Except as amended hereby and by the First, Second, Third, Fourth, Fifth Amendments, and all letter agreements concerning the Loan Agreement, all terms and conditions of the Loan Agreement, as previously amended to date, shall remain in full force and effect.

                              THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:

                                                       FLEET RETAIL FINANCE INC.

                                        By /s/ Sally A. Sheehan
                                          --------------------------------------
                                        Name Sally A. Sheehan
                                             -----------------------------------
                                        Title Director
                                             -----------------------------------

                                                   THE REVOLVING CREDIT LENDERS:
                                                      FLEET RETAIL FINANCE INC.

                                        By /s/ Sally Sheehan
                                          --------------------------------------
                                        Name Sally Sheehan
                                             -----------------------------------
                                        Title Director
                                             -----------------------------------

                                           THE CIT GROUP / BUSINESS CREDIT, INC.

                                        By /s/ Michael Gardner
                                          --------------------------------------
                                        Name Michael Gardner
                                             -----------------------------------
                                        Title Vice President
                                             -----------------------------------

                                                    FOOTHILL CAPITAL CORPORATION

                                        By /s/ Lan Wong
                                          --------------------------------------
                                        Name Lan Wong
                                             -----------------------------------
                                        Title Assistant Vice President
                                             -----------------------------------

                                                        THE GYMBOREE CORPORATION
                                                               ("LEAD BORROWER")

                                          By /s/ Myles McCormick
                                            ------------------------------------
                                 Print Name: Myles McCormick
                                            ------------------------------------
                                      Title: CFO
                                            ------------------------------------

                                                                    "BORROWERS":
                                                    GYMBOREE MANUFACTURING, INC.

                                          By /s/ Myles McCormick
                                            ------------------------------------
                                 Print Name: Myles McCormick
                                            ------------------------------------
                                      Title: CFO
                                            ------------------------------------

                                                       GYMBOREE OPERATIONS, INC.

                                          By /s/ Myles McCormick
                                            ------------------------------------
                                 Print Name: Myles McCormick
                                            ------------------------------------
                                      Title: CFO
                                            ------------------------------------

                                                    GYMBOREE PLAY PROGRAMS, INC.

                                          By /s/ Myles McCormick
                                            ------------------------------------
                                 Print Name: Myles McCormick
                                            ------------------------------------
                                      Title: CFO
                                            ------------------------------------

                                                    GYMBOREE RETAIL STORES, INC.

                                          By /s/ Myles McCormick
                                            ------------------------------------
                                 Print Name: Myles McCormick
                                            ------------------------------------
                                      Title: CFO
                                            ------------------------------------

                                                       THE GYMBOREE STORES, INC.

                                          By /s/ Myles McCormick
                                            ------------------------------------
                                 Print Name: Myles McCormick
                                            ------------------------------------
                                      Title: CFO
                                            ------------------------------------

                                                                  GYM-MARK, INC.

                                          By /s/ Myles McCormick
                                            ------------------------------------
                                 Print Name: Myles McCormick
                                            ------------------------------------
                                      Title: CFO
                                            ------------------------------------


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